EXHIBIT 99.1
FirstCash Discontinues Unsecured Consumer Loan Products in Ohio;
Reaffirms Full Year Earnings Guidance;
Unsecured Consumer Lending Anticipated to be Less than 1% of Future Revenues
____________________________________________________________

Fort Worth, Texas (May 3, 2019) -- FirstCash, Inc. (the “Company”) (Nasdaq: FCFS), the leading international operator of more than 2,600 retail pawn stores in the U.S. and Latin America, today announced that it has discontinued offering unsecured consumer loan and credit services products in Ohio. The Company does not expect these decisions to impact its previous forecast of adjusted net income and adjusted earnings per share for the remainder of 2019 and is reiterating its previous guidance of $3.80 to $4.00 for adjusted earnings per share.

FirstCash operates 113 Cashland locations and six Cash America Pawn locations in Ohio. As previously disclosed, the recent change in Ohio law for unsecured consumer loans and related credit extensions utilizing the credit services model (collectively “unsecured consumer lending products”) went into effect on April 26, 2019. This new law placed significant additional restrictions on unsecured consumer lending products. After an extensive evaluation of alternative products meeting the new legal requirements, the Company has opted to cease offering any unsecured consumer lending products in all 119 of its Ohio locations. Accordingly, over the next few months, the Company is expecting to close an estimated 54 Cashland locations whose revenue was derived primarily from unsecured consumer lending products. The new law does not affect pawn lending operations, and the remaining 65 locations in Ohio have significant pawn revenues and are expected to continue operating as full-service pawnshops.

A significant reduction in revenues and earnings resulting from the expected change in Ohio law was already factored into the Company’s most recent earnings guidance for 2019. The incremental reduction in revenues from the subsequent decision to fully eliminate unsecured consumer lending products in Ohio is expected to be offset by approximately $7 million to $8 million in pre-tax cost savings from the expected store closures and reductions in remaining store expenses, collection processing and other administrative costs over the remainder of 2019. For the second quarter of 2019, the Company expects unsecured consumer loan and credit services revenues to be less than $4 million. Beginning in the second half of 2019, the Company will only offer unsecured consumer loans and credit services in approximately 81 U.S. locations, of which 75 are pawnshops providing them as an ancillary product and the Company now expects second half revenues from unsecured consumer lending products to be in the range of $3 million to $4 million.

As a result of the Ohio store closures, the Company expects to incur non-recurring wind-down charges of approximately $1 million to $2 million, net of tax, for the quarter ending June 30, 2019, which will be excluded from adjusted net income and adjusted earnings per share. These charges include employee severance costs, lease termination expenses, unsecured consumer loan and credit services loss provisions and other asset impairments.

Mr. Rick Wessel, chief executive officer, stated, “Our primary operating focus continues to center on the tremendous growth of our core pawn business as we continue to open and acquire new locations in both the U.S. and Latin America. During the month of April alone, we added 23 pawn stores in Latin America through acquisitions and new store openings and also acquired ten U.S. pawn stores.

“Given the significant growth opportunities in pawn, we have methodically reduced revenues from non-core unsecured consumer lending and credit services operations over the past several years. At the time of our merger with Cash America in September 2016, we had 448 locations offering unsecured consumer loans and credit services products, that generated approximately $93 million in unsecured consumer loan and credit services revenue in 2016 on a pro-forma basis. With today’s announcement, we will now have closed or discontinued offering unsecured consumer loan products in 367 store locations since the merger.

“Going forward, we have only 81 remaining locations offering unsecured consumer loan products, most of which are full-service pawnshops offering these as ancillary products to their core pawn business. The projected revenues of $3 million to $4 million from consumer lending products in the second half of 2019 will be less than one-half of 1% of expected consolidated revenue,” Mr. Wessel concluded.

About FirstCash

FirstCash is the leading international operator of pawn stores with more than 2,600 retail pawn locations in 24 U.S. states and the District of Columbia and in Latin America, which includes all the states in Mexico and the countries of Guatemala, El Salvador and Colombia. The Company employs approximately 20,000 people between the U.S. and Latin America. FirstCash focuses on serving cash and credit constrained consumers primarily through its retail pawn locations, which buy and sell a wide variety of jewelry, consumer electronics, tools, household appliances, sporting goods, musical instruments and other merchandise, and make small consumer pawn loans secured by pledged personal property.

FirstCash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. FirstCash’s common stock (ticker symbol “FCFS”) is traded on the Nasdaq, the creator of the world’s first electronic stock market. For additional information regarding FirstCash and the services it provides, visit FirstCash’s websites located at http://www.firstcash.com and http://www.cashamerica.com.

Forward-Looking Information

This release contains forward-looking statements about the business, financial condition and prospects of FirstCash, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “outlook,” “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

While the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors may include, without limitation, the risks, uncertainties and regulatory developments discussed and described in the Company’s 2018 annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2019, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and other reports filed subsequently by the Company with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

For further information, please contact:
Gar Jackson
Global IR Group
Phone:     (817) 886-6998
Email:     gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
Phone:    (817) 258-2650
Email:     investorrelations@firstcash.com
Website:    investors.firstcash.com

3